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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 17, 2007


                              PORTER BANCORP, INC.
             (Exact name of registrant as specified in its charter)


             Kentucky                      001-33033             61-1142247
             --------                      ---------             ----------
 (State or other jurisdiction of          (Commission         (I.R.S. Employer
  incorporation or organization)         File Number)        Identification No.)

               2500 Eastpoint Parkway, Louisville, Kentucky, 40223
               ---------------------------------------------------
                    (Address of principal executive offices)


                                 (502) 499-4800
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 7.01. Regulation FD.

On December 17, 2007, Porter Bancorp, Inc. issued a press release announcing that its stock repurchase program announced in December 2006 remains in effect and has approximately $2.8 million remaining under the original $3 million authorized by the Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

Exhibit No.    Description of Exhibit
99.1           Press Release issued by Porter Bancorp, Inc. on December 17, 2007

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 17, 2007                    Porter Bancorp, Inc.

                                                By:    /s/ David B. Pierce
                                                       -------------------
                                                       David B. Pierce
                                                       Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit                    Description
-------                    -----------

99.1     Press Release dated December 17, 2007